DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (the “Agreement”) is entered into effective as of as of January 27, 2014 by and among Cemblance LTD, #1 Mapp St., Belize City, Belize (“Cemblance”), and The Digital Development Group Corp., a Nevada corporation (the “Company”), with reference to the following facts:

WHEREAS, Cemblance is the assignee of (i) a certain Company Convertible Promissory Note issued to Coventry Capital LLC (“Coventry”) dated April 27, 2012 in the principal amount of US $100,000 (the “April 2012 Note”), a copy of which is attached hereto as Exhibit A; and (ii) a certain Company Convertible Promissory Note issued to Coventry Capital LLC dated May 24, 2012 in the principal amount of US $100,000 a copy of which is attached hereto as Exhibit B (the “May 2012 Note”), pursuant to the terms of the Assignment and Assumption Agreement attached hereto as Exhibit C;

WHEREAS, the outstanding balances due and owing by the Company under the April 2012 Note and May 2012 Note as of the date hereof is $______________ (the “Debt”);

WHEREAS, the Company and Cemblance have agreed to convert the amount of $150,000.00 of the Debt into shares of Company common stock at the rate of $0.0375 per share for a total of 4,000,000 shares of Company common stock;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Cemblance, the Company and the Cemblance agree as follows:

1.

Confirmation of Assignment and Assumption.  The Company and Cemblance hereby confirm the assignment and assumption of the April 2012 Note and May 2012 Note to Cemblance.

2.

Conversion to Common Stock.  Effective as of the Closing, the Company agrees that $150,000.00 of Debt shall be converted into shares of Company Common Stock at a price per share of $0.0375 for an aggregate number of shares of 4,000,000 (the “Shares”).  At the Closing, the Company shall instruct its transfer agent to issue the Shares to Cemblance.  Effective as of the Closing, Cemblance acknowledges the Company’s repayment of $150,000 of the Debt, and the Company shall not have any further obligations to Cemblance relating to $150,000 of the Debt.  Promptly after the Closing, the Company shall issue Cemblance and new Convertible Promissory Note representing the balance of the Debt pursuant to a mutually agreeable form of note.

3.

Cemblance Representations.  The Company is issuing the Common Stock to Cemblance in reliance upon the following representations made by Cemblance:

(a)

Cemblance is not an officer, director or a beneficial owner of 10% of more of the outstanding shares of the Company, or is otherwise an affiliate of the Company, and has not been so for at least 90 days prior to this Agreement.

(b)

Cemblance acknowledges and agrees that: (a) the shares of Common Stock have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Cemblance is acquiring the shares of Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Cemblance is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the shares of Common Stock; (d) Cemblance has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the shares of Common Stock; (e) Cemblance is able to bear the economic risk and lack of liquidity inherent in holding the shares of Common Stock; (f) Cemblance is an “accredited invesor” within the meaning of Rule 501(a) under the Securities Act, and the attached ACCREDITED CEMBLANCE QUESTIONNAIRE has been completed by Cemblance truthfully and accurately; and (g) Cemblance either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of its business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Common Stock.

(c)

Cemblance's investment in the Company pursuant to the Shares of Common Stock is consistent, in both nature and amount, with Cemblance’s overall investment program and financial condition.  Cemblance has had the opportunity to review the Company’s public reports filed with the Securities and Exchange Commission which contain the most recent public information regarding the Company (the “SEC Filings”).  Cemblance has not been furnished any literature other than this Agreement and the SEC Filings and is not relying on any information, representation or warranty by the Company or any their affiliates or agents, other than information contained in this Agreement and the SEC Filings, in determining whether to purchase the Shares of Common Stock

(d)

Cemblance’s principal residence is in the state listed on the signature page hereto.

4.

Company Representations.  Cemblance is entering into this Agreement in reliance upon the following representations made by the Company:

(a)

The Debt is a valid obligation of the Company and all Debt being transferred was loaned by Coventry or accrued more than 6 months prior to this Agreement.

5.

Issuance of Shares.

Based on the representations and warranties of Cemblance and the Company, and provided that Cemblance completes the Rule 144 Opinion Back-Up Certificate presented by Company’s legal counsel, the Shares of Common Stock may be issued to the Cemblance without a restrictive legend under Rule 144 of the Securities Act of 1933, as amended, and the Company will instruct its transfer agent accordingly.

6.

Miscellaneous.

(a)

This Agreement shall be construed and enforced in accordance with the laws of the State of California.

(b)

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof.  No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.  All dollar amounts herein shall be US dollars.

(c)

Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel.  Each party to this Agreement represents and warrants that Company legal counsel has not represented them or their interests in this Agreement. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance.  This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d)

Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e)

This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission or by email transmission in PDF, all of which taken together shall constitute a single instrument.

(f)

Cemblance agrees to indemnify, defend and hold harmless the Company, Cemblance and Company’s legal counsel for any breaches of the representations and warranties by Cemblance herein.  The Company agrees to indemnify, defend and hold harmless Cemblance and the Company’s legal counsel for any breaches of the representations and warranties by the Company herein.

This Agreement is entered into and effective as of the date first written above.

COMPANY:

The Digital Development Group Corp.

By: /s/ Martin W. Greenwald

Martin W. Greenwald, CEO

CEMBLANCE:

By: /s/ Angelita Golson

Print Name: Angelita Golson

Title: Director

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